U.S. Department of Justice United States Trustee, Region 10 Central & Southern Districts of Illinois Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 Indianapolis, Indiana 46204	317/226-6101 Fax 317/226-6356

Office of the United States Trustee — Region 10
Indianapolis, Indiana

Monthly Report
for
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) Case Number: 03-17287-AJM-11 through 03-17292-AJM-11	For the month ended: March 31, 2004 Date Bankruptcy filed: September 16, 2003 Previously

Required Documents		ATTACHED	SUBMITTED

1.	Monthly Income Statement (P&L1)	X

2.	Monthly Cash Flow Report (CF1; 3 pages)	X

3.	Statement of Operations (Oprept)	X

4.	Other reports/documents as required by the U.S. Trustee	N/A

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Horace Ward Title: Bankruptcy Administrative Officer	Dated: April 23, 2004 Debtor's telephone number: (309) 453-8081

Reports Prepared by: /s/ Horace Ward, (Name)	Bankruptcy Administrative Officer (Title)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of March 31, 2004

Debtor Name     IN RE:    ROHN Industries, Inc. et al (Jointly Administered)

Case Number    03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to- Date

INCOME

Gross Receipts or Sales	---	(7,648)

Less: Returns or Allowances	---	---

Cost of Goods
Beginning Inventory	612,497

Purchases	---

* Other Costs (Factory labor and overhead)	---

Less: Ending Inventory	612,497

Cost of Goods Sold	---	---

Gross Profit	---	(7,648)

Interest	2,616	2,616
Rents	---	---
Gain (loss) from Sale of Property	---	185,538
Other Income	4,739	8,979

Total Income	7,355	189,485

GENERAL AND ADMINISTRATIVE EXPENSES

Compensation of Officers	---	---

Salaries and Wages	75,851	247,531

Repairs and Maintenance (Warranty Expense)	---	30,557

Supplies	268	3,262

Bad Debts	---	---

Bank fees	3,329	14,460

Payroll Taxes	5,638	7,056

Other Taxes (reversal of property tax)	---	(45,176)

Interest Expense	---	---

Stockholder services	---	9,665

Insurance	11,912	17,392

Travel and Entertainment	2,468	5,376

Utilities and Telephone	7,606	29,784

Professional and Legal	71,743	365,384

Other Expenses (Employee Benefit Cost)	118,563	192,971

Other Expenses (Tax Software)	11,646	11,646

Other Expenses (Trustee Fees)	---	30,750

Other Expenses (Freight and other)	1,103	4,376

Total Expenses	310,127	925,034

Net Profit (loss)	(302,772)	(735,549)

P1 (rev 9/3/92) (Accrual Method of accounting is required)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended March 31, 2004

Debtor Name     IN RE:  ROHN Industries, Inc. et al (Jointly Administered)

Case Number    03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date) (Opening balance includes January adjustments for items recorded after trustee report was prepared)		2,401,095

CASH RECEIPTS

From cash sales/receipts	---

From collection of pre-petition accounts receivable	247,167

From collection of post-petition accounts receivable	160,061

From loans	---

From contributions to capital or from gifts	---

Other receipts (Receipt from Mexico-restricted funds)	32,215

Other receipts (Recovery of preferential transfers)	47,171

Other receipts (CD interest earned)	2,265

Other receipts (Miscellaneous income)	10,307

TOTAL RECEIPTS (Do not include beginning bank balance)		499,186

CASH DISBURSEMENTS

Inventory purchases	---

*Net payments to officers/owners	---

*Net payments to other employees	54,185

Rent payments	---

Lease payments	---

Adequate protection payments	---

Insurance	11,912

Utilities/telephone	7,606

**Tax payments	---

Supplies	268

Outside labor (Includes collection agency commissions)	6,885

Travel/entertainment	2,468

*** Payments to attorneys	59,686

*** Payments to accountants	---

*** Payments to other professionals	---

U.S. Trustee quarterly fee	---

Other expenses (Postage)	435

Other expenses (Accounting software service agreement)	399

Other expenses (Benefit payments - self-funded plan)	101,030

Other expenses (Bank fees)	3,319

Other expenses (PWC - FAS 106 study)	6,000

Other expenses (Collection agency, payroll service)	2,890

Other expenses (COP project management consultants, post-petition)	67,681

Other expenses (Miscellaneous)	---

TOTAL DISBURSEMENTS		324,764

NET CASH FLOW (Total receipts minus total disbursements)		174,422

Bank balance and cash on hand at the end of the month
(beginning balance + cash receipts - cash disbursements)		2,575,517
* This figure is the actual cash paid. i.e. gross payroll less taxes withheld
** This figure come from page 2 of this form.
*** Attach a copy of the court order authorizing such payments

CFI (rev 9/3/92)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended March 31, 2004

STATUS OF TAXES

	BEGINNING *TAX LIABILITY		AMOUNT WITHHELD OR ACCRUED		AMOUNT PAID		ENDING TAX LIABILITY

FEDERAL

** Withholding	$	---	$	---	$	---	$	---

** FICA - employee		---		---		---		---

** FICA - employer		---		---		--		---

Unemployment		--		---		---		---

Income		---		---		---		---

Other - list		---		---		---		---

a. Subtotal	$	---	$	---	$	---	$	---

STATE AND LOCAL

Withholding	$	---	$	---	$	---	$	---

Sales		---		---		---		---

Excise		---		---		---		---

Unemployment		---		---		---		---

Other		---		---		---		---

Real property		---		---		---		---

Personal property		---		---		---		---

Other - list		---		---		---		---

b. Subtotal	$	---	$	---	$	---	$	---

TOTAL TAXES PAID - from a. and b. above (this sum is to be listed on page 1, as tax payments)					$	---

Explain the reason for any past due post-petition taxes:

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

CFI (rev 9/3/92)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

for the month ended March 31, 2004

Debtor Name:    IN RE:   ROHN Industries, Inc. et al (Jointly Administered)

Case Number:    03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name	Cash Disbursements

03-17287-AJM-11	ROHN Industries, Inc.	192,512
03-17288-AJM-11	ROHN Construction, Inc.	67,681
03-17289-AJM-11	ROHN Enclosures, Inc.	---
03-17290-AJM-11	ROHN, Inc.	---
03-17291-AJM-11	ROHN Installation Services, Inc.	---
03-17292-AJM-11	ROHN Products, Inc.	64,571

	Total Disbursements	324,764

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

for the month ended March 31, 2004

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

Pre-petition	$ ---	$ ---	$ ---	$ 2,304,094

Post-petition	---	169,501	132,231	646,904

Totals	$ ---	$ 169,501	$ 132,231	$ 2,950,998	$3,252,730

(grand total)*

*The Company has submitted approximately $5.5 million in payment requests to the Commonwealth of Pennsylvania "COP" representing work performed and certain contract termination costs. The Company has historically recorded these submissions as receivables upon approval by the COP. The Company is currently in negotiations with the COP to determine the actual amount to be collected. The COP has claimed certain offset rights that may materially reduce the amount the Company is seeking.

ACCOUNTS PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

Post-petition only	$ ---	$ ---	$ ---	$ ---	$ ---

(grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

List Creditor/Lessor

Penske Truck Leasing Company	$ ---

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance

LaSalle National Bank	Control Disbursement	5590017173	$ 143,493	$ 226,285
	Mexico funds (restricted- Mexico use)	5590017173	$ ---	$ 32,215
	Lockbox	5800127531	$ ---	$ ---
	VEBA Trust	45665216	$ 18,784	$ ---
	CD Investments (short-term)	Various	$ 2,200,665	$2,260,000

National City Bank of MI/IL	Payroll	10074861	$ 3,862	$ 3,942

Union Planters Bank	Local Checking	169404	$ 53,075	$ 53,075

CFI (rev 9/3/92)

United States Trustee, Region 10 Central & Southern Districts of Illinois Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 Indianapolis, Indiana 46204	317/226-6101 Fax 317/226-6356

Office of the United States Trustee — Region 10
Indianapolis, Indiana

Statement of Operations
for the Month ended March 31, 2004

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1.	What efforts have been made toward the presentation of a plan to creditor?

A plan to sell the Company was placed before the secured creditors and approved. The unsecured creditors have organized.

2.	Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?

NO

X	YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (See attached)

3.	Provide a brief narrative covering any significant events which occurred this past month.

4.
List the face value of accounts receivable as of the date that the bankruptcy was filed: $ 9,616,327.18*.

What amount of these receivables is considered uncollectible? $1,890,615 (over 90 days)*.

*Certain construction related customers have a claimed right to withhold payment to the estate and pay certain vendors directly. The impact of this has not been reflected here or in accounts payable.

5.	If assets have been sold this month in other than the ordinary course of business, provide the following information:

a.	asset(s) sold:	$

b.	date of sale:

c.	sales price:	$

d.	net amount received:	$

Oprept REV. September 3, 1992

6.
List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation

N/A N/A

7.	Schedule of insurance coverage.

Type of Policy See Attached	Expiration Date See Attached

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.

No

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.

The Company has obtained coverages for all the remaining assets on a quarterly basis. Given the liquidating nature of the business, we feel it is prudent to renew coverages quarterly based on the needs of the business at that time.

8.	Schedule of changes in personnel.

Full Time	Part Time

a.	Total number of employees at beginning of this period. (February 29, 2004)	10	0

b.	Number hired during this period	0	0

c.	Number terminated or resigned.	3	0

d.	Total number of employees on payroll at the end of the period. (March 31, 2004)	7	0

Oprept REV. September 3, 1992

Accord™ INSURANCE BINDER	Date 12/30/03

THIS BINDER IS A TEMPORARY INSURANCE CONTRACT, SUBJECT TO THE CONDITIONS SHOWN ON THE REVERSE SIDE OF THIS FORM
PRODUCER	PHONE		Company	BINDER #
	(A/C, No, Ext):	847-240-1606	Federal Insurance Co	Various
FAX
	(A/C, No):	847 2401827

Hobbs Group, LLC 425 North Martingale Road Suite 1100 Schaumburg, IL 60173	EFFECTIVE DATE ¦ TIME 12/31/03 12:01 X AM PM	EXPIRATION DATE ¦ TIME 3/31/04 X 12:01 AM NOON
THIS BINDER IS ISSUED TO EXTEND COVERAGE IN THE ABOVE NAMED COMPANY PER EXPIRING POLICY #
CODE: AGENCY CUSTOMER ID: INSURED	SUB CODE: 10828 Frankfort Tower Industries, Inc. Attn: John Castle 3595 West State Road 28 Frankfort, IN 46041	DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY (including Location)

COVERAGES
TYPE OF INSURANCE
PROPERTY BASIC	CAUSES OF LOSS BROAD X SPEC

GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY CLAIMS MADE X OCCUR

AUTOMOBILE LIABILITY X ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS X HIRED AUTO NON-OWNED AUTOS AUTO PHYSICAL DAMAGE DEDUCTIBLE X COLLISION 500.00 X OTHER THAN COL. 500.00 GARAGE LIABILITY ANY AUTO

EXCESS LIABILITY X UMBRELLA FORM OTHER THAN UMBRELLA FORM WORKER'S COMPENSATION AND EMPLOYER'S LIABILITY SPECIAL CONDITIONS/ OTHER COVERAGES
COVERAGE/FORMS
#35826717 (See Attached)

#35826717 (See Attached)

RETRO DATE FOR CLAIMS MADE

#74970592 (See Attached)

ALL VEHICLES (See Attached)	X SCHEDULED VEHICLES

79838532 (See Attached) RETRO DATE FOR CLAIMS MADE: #71713344 (See Attached)
LIMITS
DEDUCTIBLE COINS % AMOUNT
$1000	$500,000

EACH OCCURRENCE	$1,000,000
DAMAGE TO RENTED PREMISES	$1,000,000
MED EXP (Any one person)	$10,000
PERSONAL & ADV INJURY	$1,000,000
GENERAL AGGREGATE	$2,000,000
PRODUCTS — COMP/OP AGG	$1,000,000

COMBINED SINGLE LIMIT	$1,000,000
BODILY INJURY (Per Person)	$
BODILY INJURY (Per accident)	$
PROPERTY DAMAGE	$
MEDICAL PAYMENTS	$5,000
PERSONAL INJURY PROT	$
UNINSURED MOTORIST	$1,000,000

ACTUAL CASH VALUE	$
STATED AMOUNT	$
OTHER	$
AUTO ONLY — EA ACCIDENT	$
OTHER THAN AUTO ONLY
EACH ACCIDENT	$
AGGREGATE	$

EACH OCCURRENCE	$1,000,000
AGGREGATE	$1,000,000
SELF-INSURED RETENTIONS	$-0-

X WC STATUTORY LIMITS
E.L. EACH ACCIDENT	$100,000
E.L. DISEASE — EA EMPLOYEE	$100,000
E.L. DISEASE — POLICY LIMIT	$500,000
FEES	$
TAXES	$
ESTIMATED TOTAL PREMIUM	$

NAME & ADDRESS	MORTGAGE LOSS PAYEE LOAN # AUTHORIZED REPRESENTATIVE /s/ [illegible]	ADDITIONAL INSURED

ACCORD 75 (2001/01) 1 OF 2 #6211 NOTE:  IMPORTANT STATE INFORMATION ON REVERSE SIDE    MAB    ©ACORD CORPORATION 1993

CONDITIONS

This Company binds the kind(s) of insurance stipulated on the reverse side. The Insurance is subject to the terms, conditions and limitations of the policy(ies) in current use by the Company.

This binder may be cancelled by the Insured by surrender of this binder or by written notice to the Company stating when cancellation will be effective. This binder may be cancelled by the Company by notice to the Insured in accordance with the policy conditions. This binder is cancelled when replaced by a policy. If this binder is not replaced by a policy, the Company is entitled to charge a premium for the binder according to the Rules and Rates in use by the Company.

Applicable in California

When this form is used to provide insurance in the amount of one million dollars ($1,000,000) or more, the title of the form is changed from “Insurance Binder” to “Cover Note”.

Applicable in Delaware

The mortgagee or Obligee of any mortgage or other instrument given for the purpose of creating a lien on real property shall accept as evidence of insurance a written binder issued by an authorized insurer or its agent if the binder includes or is accompanied by: the name and address of the borrower; the name and address of the lender as loss payee; a description of the insured real property; a provision that the binder may not be canceled within the term of the binder unless the lender and the insured borrower receive written notice of the cancellation at least ten (10) days prior to the cancellation; except in the case of a renewal of a policy subsequent to the closing of the loan, a paid receipt of the full amount of the applicable premium, and the amount of insurance coverage.

Chapter 21 Title 25 Paragraph 2119

Applicable in Florida

Except for Auto Insurance coverage, no notice of cancellation or nonrenewal of a binder is required unless the duration of the binder exceeds 60 days. For auto insurance, the insurer must give 5 days prior notice, unless the binder is replaced by a policy or another binder in the same company.

Applicable in Nevada

Any person who refuses to accept a binder which provides coverage of less than $1,000,000.00 when proof is required: (A) Shall be fined not more than $500.00, and (B) is liable to the party presenting the binder as proof of insurance for actual damages sustained therefrom.

CUSTOMARQ COMMERCIAL COVERAGE

Policy Number: Company: Effective Date: Installments:	35826717 Federal Insurance Company December 31, 2003 to March 31, 2004 Pre-Paid and Fully Earned

PROPERTY INSURANCE

Schedule of Property:	3595 West State Road 28, Frankfort, IN 46041 6718 W. Plank Road, Peoria, IL 61604

Subjects of Insurance Building - Illinois Location Machinery Breakdown	Limits of Insurance $500,000 Excluded

Deductibles: Coinsurance: Agreed Value:	$1,000 Property Damage 100% Available Subject to receipt of current Signed Statement of Values and B.I. worksheet

Mandatory Exclusions

80-02-1412 80-02-1417 80-02-1470 80-02-1471 80-02-1472 80-02-1473	Date Recognition Exclusion
Business Errors Exclusion Amendment
Special Property Provisions - Biological Agents
Special Business Income and Extra Expense Provisions - Biological Agents
Amended Civil Authority
Electronic Data Exclusion Added

Mandatory Endorsements

80-02-1427	Mechanical Breakdown

Ability to provide worldwide coverages under one policy.

Valuation

Replacement Cost on any site
Functional Replacement Cost for Personal Property
Ordinance or Law
Selling Price on Finished Stock
Extended Warranties
Brands & Labels
Customs Duties
Construction Fees
Replacement Cost on Personal Property of Others
Valuation on Tenants' I&B when not replaced - ACV

$250,000 Blanket Limit of Insurance

The automatic blanket limit applies to:

Accounts Receivable
Consequential Loss
Electronic Data Processing Property
Extra Expense
Fine Arts
Fire Department Service Charges
Leasehold Interest (Tenants’ Undamaged Improvements & Betterments)
Outdoor Trees, Shrubs, Plants or Lawns
Personal Property of Employees
Valuable Papers

The Blanket Limit of Insurance applies over all of the coverages shown above. This Blanket Limit of Insurance applies separately at each covered premises shown in the Declarations and is subject to the Property Deductible specified in the Declarations.

Separate specific Limits of Insurance may be purchased for any of these coverages. If purchased, the blanket limit of insurance will apply in addition to the specific limit at the time of loss.

Additional Property Coverages

The following Additional Coverages apply separately at each of your premises. In this proposal, any additional limits for these coverages that you have purchased are indicated at the described premises to which the increased limits apply. A $1,000 deductible applies to each of the Additional Coverages, unless otherwise indicated at the described premises.

	Limit of Insurance
Any other location for:
Accounts Receivable	$10,000
Building Components	$25,000
EDP Property	$75,000
Fine Arts	$10,000
Personal Property	$25,000
Valuable Papers	$15,000

Deferred Payments	$50,000

Debris Removal - 25% of direct damage loss, plus
Premises Shown in the Declarations	$500,000
Any Other Location	$50,000
In Transit	$25,000

Exhibition, Fair or Trade Show
EDP Property	$15,000
Fine Arts	$15,000
Personal Property	$15,000

Installation
Any Job Site	$50,000
In Transit	$50,000

In Transit
Accounts Receivable	$10,000
EDP Property	$50,000
Fine Arts	$10,000
Valuable Papers	$10,000

Inventory or Appraisals	$10,000

Loss Prevention Expenses	$5,000

Money & Securities
On Premises	$20,000
Off Premises	$10,000

Pollutant Cleanup or Removal	$25,000

Biological Agent Cleanup or Removal	$25,000

Processing Water	$10,000

Electronic Data Recovery Costs	$5,000

Newly Acquired Property
Building	$2,000,000	for 180 days
Personal Property	$1,000,000	for 180 days
EDP Equipment	$1,000,000	for 180 days
EDP Media	$100,000	for 180 days
EDP Media Duplicates	$100,000	for 180 days
Telephone Equipment	$100,000	for 180 days
Fine Arts	$20,000	for 180 days

BUSINESS INCOME
WITH EXTRA EXPENSE

The limits of insurance shown below are provided for the coverages shown at no additional cost to you. You may purchase increased limits of insurance for an additional premium.

Limit of Insurance

Automatic Extended Period of Indemnity	Unlimited

Worldwide Dependent Business Premises, Including Extra Expense	$250,000

New Product Delay	Included

Loss of Utilities (including Internet)	$25,000
(excludes Overhead Transmission Lines)

Exhibition, Fair or Trade Show	$15,000

Ordinance or Law	Included

Newly Acquired Premises	$250,000 for 180 days

Civil Authority	30 days

Biological Agents	30 days

Professional Fees	$10,000

Any Other Location	$10,000

Contractual Penalties	$10,000

Pollutant Clean-Up or Removal	$10,000

New York Building Coverage – In accordance with requirements of the New York Insurance Law, The New York Insurance Department requires that all insurers obtain a completed Anti-Arson application for all renewal policies that provide building coverage in New York. The attached application must be completed by the insured and returned to the Carrier within 15 days of receipt of this quote letter.

LIABILITY

Coverages	Limits

General Liability
General Aggregate Limit	$2,000,000
Products/Completed Operations Aggregate Limit	$1,000,000
Advertising Injury And Personal Injury Aggregate Limit	$1,000,000
Each Occurrence Limit	$1,000,000
Damage To Premises Rented To You Limit	$1,000,000
Medical Expenses Limit	$10,000

Exposure Base: 40,000 Sq. Ft.

Endorsements/Exclusions

Standard Terms & Conditions Per the Customarq V2 Contract

General Liability Coverage Features

Vendors automatically included as insureds	Included

Lessors of equipment and premises automatically included as Insureds	Included

Existing subsidiaries, including unscheduled partnerships, joint ventures, professional corporations and limited liability companies automatically included as insureds	Included

New subsidiaries, including unscheduled partnerships, joint ventures, professional corporations and limited liability companies automatically included as insureds	Included from date of acquisition/formation to end of policy period

Employees, including leased workers, and volunteer workers are automatically insureds, including bodily injury to co-employees caused by cardiopulmonary resuscitation and first aid	Included

Directors, managers, members, officers, partners and supervisors are automatically insureds, including bodily injury to employees	Included

Written contractual liability for bodily injury, property damage, advertising injury and personal liability	Included

Oral contractual liability for bodily injury and property damage	Included

Worldwide coverage territory for suits brought in U.S.A., its possessions or territories, Canada or Puerto Rico	Included

Reporting Period for medical expenses protection is three (3) years from date of accident.	Included

Personal injury includes discrimination, harassment and segregation (other than employment-related)	Included

Nonowned aircraft - with Crew	Included

Nonowned watercraft less than 55 feet	Included

Property damage (all risk) to rented premises	Included

Indemnitee's defense expenses payable in addition to limits	Included

Broad Knowledge/notice of loss and unintentional failure to report loss	Included

Incidental healthcare services	Included

AUTOMOBILE INSURANCE — MASTER POLICY

Policy Number: Company: Effective Date: Installments:	74970592 Federal Insurance Company December 31, 2003 to March 31, 2004 Pre-Paid

Coverage	Limits of Insurance	Symbol

Liability	$1,000,000	1
Auto Medical Payments	5,000	3
Uninsured/Underinsured Motorist	$1,000,000	2
Coverage
Physical Damage Coverage		2,8
Comprehensive Deductible	$500
Collision Deductible	$500

Hired Car Physical Damage Coverage
Comprehensive Deductible	$500
Collision Deductible	$500
Physical Damage Limit	Actual Cash Value, or Cost of Repair, whichever is less, minus deductible for each covered auto, but no deductible applies to loss covered by fire or lightning

Schedule of Automobiles:	1994 Ford Chateau, Vin #18890 2000 Ford F350, Vin #38460 1997 Ford F250, Vin #40013 2001 GMC Sierra, Vin #16445 1999 Chevrolet Suburban, Vin #36896
Endorsements: State Amendatory

WORKERS' COMPENSATION

Policy Number: Company: Effective Date: Installments:	71713344 Federal Insurance Company December 31, 2003 to March 31, 2004 Pre-Paid

Rating Variables: Experience Modifications: Schedule Credits/Debits: Company Deviation: Dividend Plan: States Covered:	N/A None None None IL,IN

Rating Summary: Premium Discount: Expense Constant: Terrorism: Taxes: Total Discounted Premium: Total Payroll:	569 250 7 1 $275,000

Premiums shown are estimates and subject to the final rates, premium discounts and other modifications at the time of policy issuance.

Coverage	Limits of Insurance

Coverage A - Workers' Compensation	Statutory

Coverage B - Employer's Liability
Bodily Injury by Accident (Each Accident)
Bodily Injury by Disease (Policy Limit)
Bodily Injury by Disease (Each Employee)

Coverage C - Other States except:	ND, OH, WA, WV, WY

UMBRELLA INSURANCE

Policy Number: Company: Policy Period: Installments:	79838532 Federal Insurance Company December 31, 2003 to March 31, 2004 Pre-Paid and Fully Earned

Limits

A.	Excess Coverage Other Aggregate Limit (as applicable)	$1,000,000

B.	Umbrella Coverages Aggregate Limit	$1,000,000

C.	Products/Completed Operations Aggregate Limit	$1,000,000

D.	Advertising Injury and Personal Injury Aggregate Limit	$1,000,000

E.	Each Occurrence Limit	$1,000,000

The following endorsements will be attached to your Excess and Umbrella Policy (2001 Policy Form):

State Amendatory Endorsements (where applicable)
Absolute Pollution Exclusion – Coverage A
Care, Control or Custody Policy Exclusion (Real and Personal Property)
CAP on Certified Terrorism Losses
Supplementary Payments

Actual coverage is limited to the terms and conditions of the policy as issued.

This quotation is based on the following underlying coverage:

General Liability:
Federal Insurance Company
$1,000,000 Each Occurrence Limit
$2,000,000 General Aggregate Limit
$1,000,000 Products/Completed Operations Aggregate Limit
$1,000,000 Advertising Injury/Personal Injury Limit

Auto Liability:
Federal Insurance Company
$1,000,000 Each Accident Limit

Employer’s Liability
Federal Insurance Company
$500,000 Bodily Injury By Accident – Each Accident Limit
$500,000 Bodily Injury By Disease – Policy Limits
$500,000 Bodily Injury By Disease – Each Employee Limit